[FORM OF] CONVERTIBLE NOTE


    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Principal Amount: $XXX.XX                                     Irvine, California
                                                             Date: March 1, 2006

      FOR VALUE RECEIVED, NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware ("Borrower"), promises to pay to the order of "Investor", as that term is defined below (hereafter, together with any subsequent holder hereof, called "Holder"), at its office at "Investor's Address", as that term is defined below, or at such other place as Holder may direct, the "Principal Amount", noted above (the "Loan"), payable on January 31, 2007, or at an earlier date as provided herein (the "Maturity Date"). This Convertible Note is duly authorized issue of the Borrower (the "Issuer"), issued on March 1, 2006 (the "Issuance Date"), and designated as its Convertible Note due January 31, 2007 (the "Note").

      The Borrower agrees to pay interest on the unpaid principal amount of the Loan from time to time outstanding hereunder at the following rates per year, compounded annually: (i) before maturity of the Loan, whether by acceleration or otherwise, at the rate per annum equal to ten percent (10%); (ii) after the maturity of the Loan, whether by acceleration or otherwise, until paid, at a rate per annum equal to fifteen percent (15%).

      Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America, or in Common Stock of the Borrower as set forth below.

      Accrual of interest shall commence as of the Issuance Date. Interest shall be payable by the Issuer, at the Issuer's option, in cash or in that number of shares of Common stock of the Issuer (the "Common Stock") (at a price per share calculated pursuant to the conversion formula contained below), upon the earlier to occur of (i) upon conversion of this Note pursuant to the conversion features set forth below, or (ii) upon an Event of Default as defined below, and if an Event of Default occurs interest due hereunder shall be payable in cash or stock as set forth herein at the option of the Holder. Unless otherwise agreed in writing by both parties hereto, the interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Issuer regarding registration and transfers of the Note (the "Note Register"), provided, however, that the Issuer's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement and this Note.

      The Note is subject to the following additional provisions:

      1. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

      2. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Note, the Issuer and any agent of the Issuer may treat the person in whose name this Note is duly registered on the Issuer's Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

      3. The Holder or Issuer may, at its option, subject to the "Conversion Contingencies" (set forth below), at any time convert the principal amount of this Note or any portion thereof, and any accrued interest thereon, into a number shares of fully paid and non assessable Common Stock of the Issuer pursuant to the following formula: the Principal Amount divided by $0.025 ("Conversion Shares"). The right to convert the Note may be exercised by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Holder or Issuer. Each business day on which a Notice of Conversion is telecopied in accordance with the provisions hereof shall be deemed a "Conversion Date". The Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within ten Business Days after the Conversion Date, provided, the Issuer has received the original Note being so converted from the Holder. If the Company has not received the original Note being converted within three Business Days after Conversion Date, then the Issuer shall transmit the certificates representing the Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five business days after receipt of the original Notice of Conversion and original Note being converted. The Conversion of this note may require that the Issuer amend its charter to increase the number of common shares authorized and therefore, the conversion may not take place prior to the Issuer's completion of that process. Any delay due to such circumstance shall not be an event of default under this Note. Issuer shall promptly take action to affect such amendments to its charter.

      4. Conversion Contingencies: Notwithstanding anything else herein to the contrary, the Holder shall not have the right, and the Company shall not have the obligation, to convert all or any portion of this Note, unless and until each of the following events has first occurred: (i) the Company's stockholders have approved an increase in the number of shares of common stock authorized by the Company's Certificate of Incorporation in an amount not less than the amount required to permit all warrants issued in this series to be converted into shares of the Company's Common Stock as provided herein, at a validly held meeting of stockholders at which a quorum is present and acting throughout; and
(ii) the Company has filed with the Secretary of State of State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation to amend its Certificate of Incorporation to increase the number of shares of common stock authorized by the Company's Certificate of Incorporation.

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

      5. The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

      6. The number of Conversion Shares shall be adjusted as follows:

            a. If the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

      7. No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.

      8. Events Of Default. Each of the following occurrences is hereby defined as an "Event of Default":

            a. Nonpayment. The Borrower shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

            b. Dissolutions, etc. The Borrower or any subsidiary shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or

            c. Noncompliance with this Agreement. The Borrower shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for ten (10) days after the occurrence of such failure; or

            d. Bankruptcy. Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against the Borrower or any of its subsidiaries, or the Borrower or any of its subsidiaries shall take any step toward, or to authorize, such a proceeding; or

            e. Insolvency. The Borrower shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

      9. If one or more "Events of Default" shall occur, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may elect to consider this Note (and all interest through such date) immediately due and payable. In order to so elect, the Holder must deliver written notice of the election and the amount due to the Borrower via certified mail, return receipt requested, at the Borrower's address as set forth herein (or any other address provided to the Holder), and thereafter the Borrower shall have ten business days upon receipt to cure the Event of Default, pay the Note, or convert the amount due on the Note pursuant to the conversion formula set forth above. It is agreed that in the event of such action, such Holder shall be entitled to

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

receive all reasonable  fees,  costs and expenses  incurred,  including  without limitation such reasonable fees and expenses of attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

      10. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

      11. This Note does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Issuer prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

      12. The Borrower, in its sole and absolute discretion, may elect, at any time and from time to time, to prepay all or some of the principal of, or accrued interest on, the Note, without penalty, prior to the Maturity Date (a "Prepayment"); provided, however, that the Borrower may not elect a Prepayment until the conversion contingencies specified in Paragraph 4 above have been removed. In the event of a Prepayment, the Borrower shall give written notice (the "Prepayment Notice") not less than 15 days prior to the Prepayment to each Holder. Notwithstanding anything contained herein to the contrary, a Holder shall have the sole and absolute right, within 10 days following the date of the Prepayment Notice, to elect to convert the Note into Conversion Shares pursuant to Paragraph 3 above, by executing and delivering to the Borrower the Notice of Conversion. If the Holder has not delivered to the Borrower a copy of the Notice of Conversion by the date referred to in the previous sentence, the Holder shall be deemed irrevocably to have consented to the Prepayment and shall thereafter not be entitled to receive any Conversion Shares to the extent of the Prepayment specified in the Prepayment Notice. The calculation of the number of Conversion Shares subject to any such election by the Holder shall be subject to the applicable provisions of this Note, including without limitation Paragraph 6 above.

      IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed by an officer thereunto duly authorized.

NUWAY MEDICAL, INC.                ACKNOWLEDGED AND ACCEPTED:

                                   Investor Name (print):
By /s/                                                   -----------------------
  -------------------
Name: Dennis Calvert,
      its President

                                   Investor Signature:
                                                      --------------------------

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

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

                              NOTICE OF CONVERSION

      (To be Executed by the Registered Holder in order to Convert the Note)

      The undersigned hereby irrevocably elects to convert ___________ of the principal amount of the above Note into ___________ Shares of Common Stock of NuWay Medical, Inc. according to the conditions hereof, as of the date written below.


Date of Conversion:
                    ---------------------------------


Signature:
           ------------------------------------------

Name:
     ------------------------------------------------

Address:
        ------------------------------------

        ------------------------------------



Date of Conversion:
                    ---------------------------------


Signature:
           ------------------------------------------

Name:
     ------------------------------------------------

Address:
        ------------------------------------

        ------------------------------------

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